Semiannual Report as of June 30, 2001

Evergreen
                 Variable Annuity Trust
                          VA Special Equity Fund

The First Family of Mutual Funds

Table of Contents

Letter to Shareholders	1	Statement of Assets and Liabilities	13

Fund at a Glance	3	Statement of Operations	14

Portfolio Manager Interview	4	Statement of Changes in Net Assets	15

Financial Highlights	6	Notes to Financial Statements	16

Schedule of Investments	7

Letter to Shareholders

August 2001

William M. Ennis President and CEO	Dennis H. Ferro Chief Investment Officer

Dear Evergreen Shareholders,

We are pleased to provide the Evergreen Variable Annuity Trust semiannual report, which covers the six-month period ended June 30, 2001.

Equity Markets Struggle in Uncertain Economy

We began 2001 with the word “recession” looming like a distant dark cloud. As the year 2000 came to a close, economists warned that the economy was slowing rapidly and that the Federal Reserve Board needed to aid a faltering economy. In the middle of December, the futures markets expected three 25 basis point rate cuts by September of this year, to bring the Fed Funds rate to 5.75%. An accommodative Federal Reserve has far surpassed that mark, beginning with a surprise intermeeting rate cut while we were putting away our New Year’s party hats in early January. Five others joined that first rate cut so far this year, landing the Fed Funds rate at 3.25%, with projections holding steady for at least one more cut to come.

The activity in the financial markets over the first half of 2001 can largely be represented by a game of Chutes and Ladders. So far this year, as one index, sector, or individual stock began to climb up the ladder of gains, it fell right back down the chute into negative territory.

A steady barrage of negative earnings warnings battered the equity market. The technology-laden NASDAQ led the declines, posting its worst ever first quarter performance of –25.5%. The Dow Jones Industrial Average and the S&P 500 followed suit, with losses of –1.85% and –6.70%, respectively. Various factors contributed to the deterioration of the indexes. Fears that declines in the Japanese stock market might cause Japanese banks to default, worried markets around the world, and the yen dropped to a 20-month low against the dollar. Most major industry sectors posted negative total returns for the quarter. Technology, capital goods, and healthcare were hit the hardest in the sell-off, while consumer discretionary and transportation were the only sectors that managed to produce positive gains. Most foreign equity markets also suffered sharp setbacks due to disappointing earnings news and growing fears of a spreading growth recession in the U.S.

In the Chutes and Ladders fashion, the market turned around performance in the second quarter. After a difficult first quarter, April provided a welcome reprieve for investors. However, in keeping with the “what goes up must come down” pattern, the U.S. equity market failed to repeat its spectacular April performance in May. The market began the month brimming with optimism, looking past the expected plunge in earnings and lack of visibility for most companies. But, by the final week of the month, negative warnings from high profile companies began to take their toll on market sentiment, triggering a sharp sell-off that wiped out much, if not all, of the prior month’s gains.

Despite the ongoing weakness of the equity market, we remain cautiously optimistic regarding its prospects longer term. Favorable demographics and supportive monetary and fiscal policies are substantial long-term reasons for our optimism. In the shorter-term, we should see a bottoming in year-over-year profits growth in the second quarter releases as comparisons get easier for corporate America.

Fixed Income Investments Offer Reprieve from Volatile Equity Markets

Bonds outperformed stocks again during the first quarter, continuing the trend from 2000. In response to the 150 basis points of cuts from the Federal Reserve, yields on short and intermediate maturity Treasuries fell. The Lehman Brothers Aggregate Bond and Lehman Brothers Government/Credit Indexes returned 3.62% and 3.51%, respectively. The intermediate bond sector posted the best performance for the quarter. Yields on short–intermediate Treasuries fell as much as 90 basis points during the quarter. By contrast, Treasury bond yields were flat to slightly higher, on concern that a tax cut could result in a reduction of the

Letter to Shareholders (continued)

Treasury buy back program and a reversal of the current easy monetary policy and tight fiscal policy mix over the long term. Despite record new-issue supply and a weak corporate earnings outlook, the corporate sector posted the best total return of the major sectors.

The prospect of a rebound of economic activity later this year or early in 2002 in response to the tax cut and aggressive easing of monetary policy should keep yields on Treasury notes and bonds range-bound until inflation news turns decisively better. Corporate and mortgage securities, on the other hand, are still very attractively priced with yield spreads extremely wide by historical standards. Consequently, our fixed income strategy continues to target a neutral duration posture and limited exposure to Treasury securities to take advantage of generous yields and opportunities for capital appreciation offered by corporate and mortgage securities.

The Importance of Diversification

An environment like the past six months offers many reasons for building a diversified portfolio rather than trying to predict the market’s movements. Diversification provides exposure to many different opportunities while reducing the risk of any single investment or strategy.

We invite you to visit our enhanced website, www.EvergreenInvestments.com, for more information about Evergreen Funds. Thank you for your continued investment in Evergreen Funds.

Sincerely,

William M. Ennis
President & CEO
Evergreen Investment Company, Inc.

Dennis H. Ferro
Chief Investment Officer
Evergreen Investment Management Company

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Special Equity Fund
Fund at a Glance as of June 30,  2001

“The fund requires strong price
momentum as a key component in
stock selection.”

Portfolio
Management

Tim M. Stevenson, CFA Tenure: October 1999	Eric M. Teal Tenure: October 1999

PERFORMANCE & RETURNS1

Portfolio Inception Date:	9/29/1999

6 month return	–6.79%

Average Annual Returns:

1 year	–18.13%

Since Portfolio Inception	0.84%

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen VA Special Equity Fund1 versus a similar investment in the Russell 2000 Index (Russell 2000) and the Consumer Price Index (CPI).

The Russell 2000 is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Smaller capitalization stock investing may offer the potential for greater long-term results, however, it is also generally associated with greater price volatility due to the higher risk of failure.

All data is as of June 30, 2001 and subject to change.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Special Equity Fund
Portfolio Manager Interview

How did the fund perform?

For the six-month period ended June 30, 2001, the Evergreen VA Special Equity Fund returned –6.79% lagging the 6.94% return produced by the Russell 2000 Index. We attribute the underperformance to two recent trends in market sentiment, which directly conflicted with the fund’s stock selection process. Over the past six months, investors tended to be biased against stocks with strong price momentum characteristics, and to prefer stocks with smaller capitalizations within all market segments (small, mid and large capitalization stock sectors). The fund requires strong price momentum as a key component in stock selection. Further, the fund emphasizes liquidity, which limits its investment in micro-cap stocks.

Another factor that we believe contributed to the fund’s performance lag was the reconstitution of the Russell 2000 Index. The fund tends to favor larger capitalization stocks within the small-cap universe. During the period, many of these stocks graduated to the Russell 1000 universe, an index representing stocks with larger capitalizations. These stocks were replaced in the Russell 2000 by smaller-cap counterparts. As a result, many of the stocks that moved to the Russell 1000 experienced net selling — driving their prices lower — as index funds adjusted to the new index constitutions and arbitrageurs took advantage of short-term trading opportunities that developed as a result of the index reconstitutions.

Portfolio
Characteristics

(As of 6/30/2001)

Total Net Assets	$31,223,960

Number of Holdings	144

P/E Ratio	15.8x

Why were investors biased against stocks with strong price momentum?

Investors sought stocks with the lowest prices in the first quarter of the year, which tended to have weak price momentum characteristics. Many small and micro-capitalization stocks that had fallen to depressed levels in the wake of last year’s dramatic sell-off of high-flying and highly-priced stocks rebounded in the first quarter of the year, particularly in January. The market experienced a classic “January effect,” but it was unusual in the sense that investment was heavily directed toward stocks with the smallest capitalizations, the lowest prices, poor price momentum characteristics and the highest levels of risk.

Top 5 Sectors

(as a percentage of 6/30/2001 net assets)

Financials	19.8%

Consumer Discretionary	19.4%

Healthcare	14.2%

Industrials	11.9%

Information Technology	10.7%

How did you manage the fund in this environment?

We initiated a program that prompted us to shift the fund’s structure to more closely mirror the Russell 2000 Index. Months of research — which were intended to add more stock valuation discipline to the investment process and lower the fund’s estimated annual portfolio turnover — went into this new program. We did, however, retain our emphasis on momentum factors in the investment process.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Special Equity Fund
Portfolio Manager Interview

During the period, we added to positions in high earnings yield companies, which benefited performance. Underweighting technology, telecommunications and finance also helped protect returns. In contrast, some of the fund’s holdings in energy, consumer discretionary and transportation detracted from performance.

Top 10 Holdings

(as a percentage of 6/30/2001 net assets)

Lennar Corp.	2.0%

SCP Pool Corp.	1.8%

Sicor, Inc.	1.8%

Overseas Shipholding Group, Inc.	1.6%

Cabot Corp.	1.6%

Investors Financial Services Corp.	1.6%

Genesee & Wyoming, Inc.	1.6%

Equitable Resources, Inc.	1.5%

Tetra Technologies, Inc.	1.4%

Eaton Vance Corp.	1.4%

What is your outlook over the next six months?

We expect small capitalization stocks to continue to perform well in the second half of 2001. Typically, small cap stocks outperform their larger cap counterparts during periods of monetary ease. Further, small cap stock leadership also tends to persist after a negative return year — such as last year — and after a “January effect” is experienced. Small cap stocks also are compelling on a fundamental basis. For example, the strong U.S. dollar tends to act as a strong impediment to earnings growth for larger multinational companies.

We are heading into the year’s second half overweighted in energy stocks and underweighted in technology stocks. We believe many energy stocks are attractively valued in terms of both earnings growth trends and valuation characteristics. Technology is underweighted because of weakening earnings expectations in light of the uncertain economic environment and the slowdown in information technology spending. However, we believe there is significant potential in that sector and are waiting patiently for opportunities to appear.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Special Equity Fund
Financial Highlights

(For a share outstanding throughout each period)

	Six Months Ended June 30, 2001 (unaudited)	Year Ended December 31,
		2000	1999 (a)
Net asset value, beginning of period	$10.61	$11.84	$10.00

Income from investment operations
Net investment loss	(0.01)	(0.01)	0
Net realized and unrealized gains or losses on securities	(0.71)	(0.91)	1.88

Total from investment operations	(0.72)	(0.92)	1.88

Distributions to shareholders from net realized gains	0	(0.31)	(0.04)

Net asset value, end of period	$9.89	$10.61	$11.84

Total return*	(6.79%)	(8.34%)	18.87%
Ratios and supplemental data
Net assets, end of period (thousands)	$31,224	$20,905	$3,059
Ratios to average net assets
Expenses‡	1.03%†	1.04%	1.03%†
Net investment loss	(0.26%)†	(0.17%)	(0.07%)†
Portfolio turnover rate	88%	294%	104%

(a)	For the period from September 29, 1999 (commencement of operations) to December 31, 1999.
*	Total return does not reflect charges attributable to your insurance company’s separate account.
†	Annualized.
‡	The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Special Equity Fund
Schedule of Investments

June 30, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS–98.2%
CONSUMER DISCRETIONARY–19.4%
Distributors–1.8%
SCP Pool Corp.*	16,639	$573,047

Hotels, Restaurants & Leisure–3.0%
Cheesecake Factory, Inc.*	7,535	213,227
Extended Stay America, Inc.*	8,527	127,905
IHOP Corp.*	6,905	185,399
Mortons Restaurant Group, Inc.*	6,122	120,848
Prime Hospitality Corp.*	11,819	140,055
Ruby Tuesday, Inc.	8,768	149,933

		937,367

Household Durables–4.0%
Del Webb Corp.*	5,069	196,119
Lennar Corp.	15,301	638,052
Matthews International Corp., Class A	5,326	234,171
Meritage Corp.*	4,175	192,050

		1,260,392

Leisure Equipment & Products–1.0%
Oakley, Inc.*	17,540	324,490

Multi-line Retail–0.8%
Chico’s FAS, Inc.*	7,971	237,138

Specialty Retail–4.4%
Gadzooks, Inc.*	10,555	138,165
Genesco, Inc.*	3,539	118,910
Guitar Center, Inc.*	10,571	223,365
Stein Mart, Inc.*	22,929	237,086
Suburban Propane Partners LP	2,494	64,844
Too, Inc.*	6,563	179,826
Venator Group, Inc.*	19,172	293,332
Wet Seal, Inc.*	3,349	115,909

		1,371,437

Textiles & Apparel–4.4%
Columbia Sportswear Co.*	7,391	376,867
K-Swiss, Inc., Class A	5,440	131,267
Phillips Van Heusen Corp.	10,709	154,210
Reebok International, Ltd.*	12,605	402,730
Tommy Hilfiger Corp.*	12,058	168,812
Vans, Inc.*	5,397	126,829

		1,360,715

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Special Equity Fund
Schedule of Investments (continued)

June 30, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS–continued
CONSUMER STAPLES–2.4%
Food & Drug Retailing–1.7%
D & K Healthcare Resources, Inc.	3,220	$118,657
Nash-Finch Co.	8,158	192,529
Performance Food Group Co.*	8,378	230,814

		542,000

Tobacco–0.7%
Dimon, Inc.	20,717	207,170

ENERGY–7.6%
Energy Equipment & Services–2.2%
Offshore Logistics, Inc.*	8,653	164,407
Tetra Technologies, Inc.*	18,020	440,589
Trico Marine Services, Inc.*	8,740	92,993

		697,989

Oil & Gas–5.4%
3Tec Energy Corp.*	8,828	141,248
Callon Petroleum Co.*	30,999	367,338
Comstock Resources, Inc.*	19,621	201,115
Newfield Exploration Co.*	1,939	62,165
Pioneer Natural Resources Co.*	9,991	170,347
Range Resources Corp.*	26,146	156,876
Remington Oil Gas Corp.*	9,416	178,904
Tom Brown, Inc.*	5,604	134,496
Unit Corp.*	6,912	109,555
XTO Energy, Inc.	10,995	157,778

		1,679,822

FINANCIALS–19.8%
Banks–9.3%
Alabama National BanCorporation	6,369	206,674
Alliance Bancorp	5,400	159,192
Bank United Corp.*	2,066	682
BankUnited Financial Corp.*	4,285	60,204
Downey Financial Corp.	7,623	360,263
East West Bancorp, Inc.	10,121	273,267
Firstfed Financial Corp.*	6,274	186,965
Greater Bay Bancorp	11,556	288,669
Investors Financial Services Corp.	7,419	497,073
New York Community Bancorp, Inc.	3,780	142,317
Provident Bankshares Corp.	8,710	217,227
Staten Islands Bancorp, Inc.	8,281	230,626
Washington Federal, Inc.	5,848	143,393
Washington Mutual, Inc.	3,474	130,449

		2,897,001

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Special Equity Fund
Schedule of Investments (continued)

June 30, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS–continued
FINANCIALS–continued
Diversified Financials–2.7%
Eaton Vance Corp.	12,601	$438,515
MAF Bancorp, Inc.	1,480	45,436
Metris Companies, Inc.	10,427	351,494

		835,445

Insurance–3.6%
Amerus Group Co.	2,336	82,858
Arthur J. Gallagher & Co.	4,572	118,872
Fidelity National Financial, Inc.	11,654	286,339
First American Financial Corp.	7,142	135,269
Harleysville Group, Inc.	5,667	168,593
Hilb, Rogal & Hamilton Co.	6,198	271,163
Reinsurance Group America, Inc.	1,599	60,602

		1,123,696

Real Estate–4.2%
Annaly Mortgage Management, Inc., REIT	11,967	164,067
CarrAmerica Realty Corp., REIT	2,093	63,836
Crossmann Communities, Inc.*	6,111	242,545
Jones Lang Lasalle, Inc.*	9,994	131,921
La Quinta Properties, Inc.*	37,098	192,168
National Health Investors, Inc.*	25,999	267,790
Security Capital Group, Inc.*	12,184	260,738

		1,323,065

HEALTH CARE–14.2%
Biotechnology–1.8%
Sicor, Inc.*	23,863	551,235

Health Care Equipment & Supplies–1.3%
Respironics, Inc.*	8,497	252,871
Varian Medical Systems, Inc.*	2,406	172,029

		424,900

Health Care Providers & Services–11.1%
AmeriSource Health Corp., Class A*	6,214	343,634
Apria Healthcare Group, Inc.*	5,844	168,599
Bergen Brunswig Corp., Class A	9,281	178,381
Caremark Rx, Inc.*	15,474	254,547
Coventry Health Care, Inc.*	11,322	228,704
Davita, Inc.*	20,766	422,173
Health Net, Inc.*	6,646	115,640
Henry Schein, Inc.*	7,294	292,198
Humana, Inc.*	24,840	244,674
Laboratory Corp.*	4,586	352,664
Mid Atlantic Medical Services, Inc.*	8,294	148,712

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Special Equity Fund
Schedule of Investments (continued)

June 30, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS–continued
HEALTH CARE–continued
Health Care Providers & Services–continued
Pediatrix Medical Group, Inc.*	4,827	$160,256
Pharmaceutical Product Development, Inc.*	5,184	158,164
Province Healthcare Co.*	1,801	63,557
Stericycle, Inc.*	4,602	216,064
Sunrise Assisted Living, Inc.*	4,206	110,408

		3,458,375

INDUSTRIALS–11.9%
Aerospace & Defense–3.1%
Aeroflex, Inc.*	11,950	125,475
Alliant Techsystems, Inc.*	1,889	169,821
Aviall, Inc.*	22,541	247,275
BE Aerospace, Inc.*	6,496	123,749
Esco Technologies, Inc.*	6,590	198,688
Triumph Group, Inc.*	2,103	103,047

		968,055

Building Products–0.8%
Aaon, Inc.*	9,351	242,659

Commercial Services & Supplies–1.9%
ABM Industries, Inc.	1,609	59,935
Corporate Executive Board Co.*	9,334	392,028
Waste Connections, Inc.*	4,373	157,428

		609,391

Electrical Equipment–0.2%
C&D Technologies, Inc.	2,265	70,215

Machinery–2.3%
Precision Castparts Corp.	8,017	299,996
Shaw Group, Inc.*	10,251	411,065

		711,061

Marine–2.0%
Overseas Shipholding Group, Inc.	16,738	511,178
Teekay Shipping Corp.	2,576	103,092

		614,270

Road & Rail–1.6%
Genesee & Wyoming, Inc., Class A*	25,350	494,325

INFORMATION TECHNOLOGY–10.7%
Communications Equipment–0.4%
Plantronics, Inc.*	4,830	111,814

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Special Equity Fund
Schedule of Investments (continued)

June 30, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS–continued
INFORMATION TECHNOLOGY–continued
Computers & Peripherals–0.7%
Read Rite Corp.*	11,520	$61,402
Scansource, Inc.*	3,524	167,108

		228,510

Electronic Equipment & Instruments–5.5%
Amphenol Corp.*	4,546	182,067
BEI Technologies, Inc.	8,310	224,453
Datum, Inc.*	10,026	135,351
Mettler-Toledo International, Inc.*	3,999	172,957
Park Electrochemical Corp.	5,536	146,150
Perkinelmer, Inc.	10,737	295,590
Planar Systems, Inc.*	7,044	182,440
Richardson Electronics, Ltd.	21,396	299,544
Technitrol, Inc.	2,852	74,152

		1,712,704

Internet Software & Services–0.7%
Retek, Inc.*	4,419	211,847

IT Consulting & Services–0.6%
Bell Microproducts, Inc.*	16,103	192,592

Office Electronics–0.4%
Manugistics Group, Inc.*	5,088	127,709

Semiconductor Equipment & Products–1.1%
International Rectifier Corp.*	1,786	60,903
Mentor Graphics Corp.	16,375	286,562

		347,465

Software–1.3%
Caminus Corp.*	7,704	207,777
Catapult Communications Corp.*	7,927	178,357

		386,134

MATERIALS–4.9%
Chemicals–2.1%
Cabot Corp.	14,043	505,829
OM Group, Inc.	2,620	147,375

		653,204

Containers & Packaging–0.5%
Pactiv Corp.*	12,738	170,689

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Special Equity Fund
Schedule of Investments (continued)

June 30, 2001 (Unaudited)

	Shares	Value

COMMON STOCKS–continued
MATERIALS–continued
Metals & Mining–2.3%
Arch Coal, Inc.	7,912	$204,683
Brush Engineered Materials, Inc.	13,338	213,408
Penn Virginia Corp.	4,383	144,201
Titanium Metals Corp. *	14,758	147,580

		709,872

UTILITIES–7.3%
Electric Utilities–2.7%
Cleco Corp.	4,122	93,776
El Paso Electric Co. *	24,899	398,135
Idacorp, Inc.	9,724	339,173

		831,084

Gas Utilities–4.6%
Cascade Natural Gas Corp.	17,753	378,139
Equitable Resources, Inc.	14,150	471,337
MDU Resources Group, Inc.	8,333	263,656
UGI Corp.	6,748	182,196
Western Gas Resources, Inc.	4,769	155,469

		1,450,797

Total Common Stocks		30,649,681

SHORT-TERM INVESTMENTS–1.9%
MUTUAL FUND SHARES–1.9%
Evergreen Select Money Market Fund ø	597,405	597,405

Total Investments–(cost $28,699,400)–100.1%		31,247,086
Other Assets and Liabilities–(0.1%)		(23,126)

Net Assets–100.0%		$31,223,960

*	Non-income producing security.
ø	The advisor of the Fund and the advisor of the money market fund are each a subsidiary of First Union National Bank.
Summary of Abbreviations
REIT	Real Estate Investment Trust

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Special Equity Fund
Statement of Assets and Liabilities

June 30, 2001 (Unaudited)

Assets
Identified cost of securities	$28,699,400
Net unrealized gains on securities	2,547,686

Market value of securities	31,247,086
Receivable for securities sold	119,243
Receivable for Fund shares sold	7,851
Dividends and interest receivable	15,737
Receivable from investment advisor	69

Total assets	31,389,986

Liabilities
Payable for securities purchased	164,149
Due to other related parties	251
Accrued expenses and other liabilities	1,626

Total liabilities	166,026

Net assets	$31,223,960

Net assets represented by
Paid-in capital	$34,935,075
Undistributed net investment loss	(32,223)
Accumulated net realized gains or losses on securities and futures contracts	(6,226,578)
Net unrealized gains on securities	2,547,686

Total net assets	$31,223,960

Shares outstanding	3,158,208

Net asset value per share	$9.89

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Special Equity Fund
Statement of Operations

Six Months Ended June 30, 2001 (Unaudited)

	Investment income
	Dividends	$71,252
	Interest	22,889

	Total investment income	94,141

	Expenses
	Advisory fee	116,049
	Administrative services fees	12,614
	Transfer agent fee	152
	Trustees’ fees and expenses	247
	Printing and postage expenses	3,085
	Custodian fee	3,382
	Professional fees	6,714
	Interest expense	228
	Other	157

	Total expenses	142,628
Less:	Expense reductions	(3,382)
	Fee waivers	(12,878)

	Net expenses	126,368

	Net investment loss	(32,227)

	Net realized and unrealized gains or losses on securities
	Net realized losses on securities	(4,135,626)

	Net change in unrealized gains or losses on securities	2,701,335

	Net realized and unrealized losses on securities	(1,434,291)

	Net decrease in net assets resulting from operations	$(1,466,518)

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Special Equity Fund
Statement of Changes in Net Assets

	Six Months Ended June 30, 2001 (unaudited)	Year Ended December 31, 2000

Operations
Net investment loss	$(32,227)	$(22,839)
Net realized losses on securities	(4,135,626)	(2,082,012)
Net change in unrealized gains or losses on securities	2,701,335	(365,061)

Net decrease in net assets resulting from operations	(1,466,518)	(2,469,912)

Distributions to shareholders from
Net realized gains	0	(210,459)

Capital share transactions
Proceeds from shares sold	18,483,006	46,567,639
Payment for shares redeemed	(6,697,685)	(26,220,353)
Net asset value of shares issued in reinvestment of distributions	0	179,559

Net increase in net assets resulting from capital share transactions	11,785,321	20,526,845

Total increase in net assets	10,318,803	17,846,474
Net assets
Beginning of period	20,905,157	3,058,683

End of period	$31,223,960	$20,905,157

Undistributed net investment income (loss)	$(32,223)	$4

Other Information:
Share increase (decrease)
Shares sold	1,870,236	3,775,831
Shares redeemed	(681,893)	(2,077,505)
Shares issued in reinvestment of distributions	0	13,301

Net increase in shares	1,188,343	1,711,627

See Notes to Financial Statements.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Special Equity Fund
Notes to Financial Statements (Unaudited)

1.  ORGANIZATION

The Evergreen VA Special Equity Fund (the “Fund”) is a diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware business trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A.  Valuation of Investments

Listed equity securities are valued at the last sale price reported on the national securities exchange, where the securities are principally traded.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

B.  Futures Contracts

In order to gain exposure to or protect against changes in security values, the Fund may buy and sell futures contracts. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts.

C.  Security Transactions and Investment Income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums relating to fixed-income securities held by the Fund. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

D.  Federal Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Special Equity Fund
Notes to Financial Statements (Unaudited) (continued)

E.  Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

3.  ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

On May 11, 2001, the Fund’s Board of Trustees approved the transfer of the investment advisory contract with Meridian Investment Company to Evergreen Investment Management Company, LLC (“EIMC”). Under Securities and Exchange Commission rules and no-action letters, this transfer did not require shareholder approval as the parties involved were all wholly owned subsidiaries of and controlled by First Union Corporation (“First Union”) and neither the fees nor services were changed.

EIMC, an indirect, wholly owned subsidiary of First Union, is the investment advisor to the Fund and is paid a management fee that is computed and paid daily at an annual rate of 0.92% of the average daily net assets of the Fund.

During the six months ended June 30, 2001, the amount of investment advisory fees waived by the investment advisor was $12,878. The impact on the Fund’s annualized expense ratio represented as a percentage of its average daily net assets was 0.10%.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly owned subsidiary of First Union, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an administrative fee of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly owned subsidiary of First Union, is the transfer and dividend disbursing agent for the Fund.

Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

4.  SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $33,872,928 and $22,119,043, respectively, for the six months ended June 30, 2001.

On June 30, 2001, the aggregate cost of securities for federal income tax purposes was $28,699,400. The gross unrealized appreciation and depreciation on securities based on that cost was $3,746,750 and $1,199,064, respectively, with a net unrealized appreciation of $2,547,686.

As of December 31, 2000, the Fund had a capital loss carryover for federal income tax purposes of $495,868 expiring in 2008.

For income tax purposes, capital losses incurred after October 31 within a Fund’s fiscal year are deemed to arise on the first business day of the Fund’s following fiscal year. As of December 31, 2000, the Fund incurred and elected to defer post October losses of $1,336,410.

5.  EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and its custodian, a portion of the fund expenses have been reduced. The Fund received $3,382 in expense reductions. The impact of the total expense reductions on the Fund’s annualized expense ratio represented as a percentage of its average nets assets was 0.03%.

EVERGREEN VARIABLE ANNUITY TRUST
Evergreen VA Special Equity Fund
Notes to Financial Statements (Unaudited) (continued)

6.  DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

7.  FINANCING AGREEMENT

The Fund and certain other Evergreen Funds share in a $775 million unsecured revolving credit commitment to temporarily finance the purchase or sale of securities for prompt delivery, including funding redemption of their shares, as permitted by each Evergreen Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the Evergreen Funds are charged an annual commitment fee of 0.10% of the unused balance, which is allocated pro rata. For its assistance in arranging the financing agreement, First Union Capital Markets Corp. was paid a one-time arrangement fee of $150,000, which was charged to the Evergreen Funds and also allocated pro rata.

During the six months ended June 30, 2001, the Fund had average borrowings outstanding of $9,945 at a rate of 4.56% and paid interest of $228, which represents 0.00% of the Fund’s average net assets on an annualized basis.

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Variable Annuities

NOT FDIC INSURED	May lose value No bank guarantee

Evergreen Investment Services, Inc.

58913	558966 6/01